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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 30, 2001
                Date of Report (Date of earliest event reported)


                               NOVO NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


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
         DELAWARE                       0-28579                         75-2233445
(State or other jurisdiction    (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)
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                         300 CRESCENT COURT, SUITE 1760
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

                                 (214) 777-4100
              (Registrant's telephone number, including area code)


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                               NOVO NETWORKS, INC.

                             CURRENT REPORT FORM 8-K
                                      INDEX



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                                                                                                 PAGE NO.
Item 5.     Other Events ...............................................................................3

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits..........................3

Signatures..............................................................................................4

Index to Exhibits.......................................................................................5
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ITEM 5.       OTHER EVENTS

On July 30, 2001, Novo Networks Operating Corp. ("NNOC"), a wholly-owned subsidiary of the Registrant, AxisTel Communications, Inc. ("Axistel") and e.Volve Technology Group, Inc. ("e.Volve"), wholly-owned subsidiaries of NNOC, and two wholly-owned subsidiaries of Axistel, Novo Networks International Services, Inc. ("NNIS") and Novo Networks Global Services, Inc. ("NNGS", and together with NNOC, Axistel, e.Volve, and NNIS, each a "Subsidiary" and collectively the "Subsidiaries"), filed voluntary petitions for relief (the "Cases") under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware. The Cases are styled In re: AxisTel Communications, Inc., Case Nos. 01-10005 through 01-10009 (RJN) and have been assigned to the Honorable Randall J. Newsome, United States Bankruptcy Judge. The Subsidiaries' constitute the Registrant's principal operating subsidiaries as of the date of this Report. The Subsidiaries continue to operate and manage their businesses as debtors and debtors-in-possession under chapter 11 of the Bankruptcy Code.

Concurrently with the commencement of the Cases, and subject to Bankruptcy Court approval, the Registrant agreed to provide the Debtors with up to $1.6 million in secured debtor-in-possession financing.

The Subsidiaries commenced the Cases in order to stabilize ongoing operations and to protect their assets pending implementation of a chapter 11 plan of reorganization. The Subsidiaries intend to file a joint plan of reorganization shortly.

Additionally, the Registrant announced that it was exploring opportunities in the financial services field.

Lastly, the Registrant announced that it has received notice from the Nasdaq Stock Market, Inc. (the "Nasdaq") that its securities fail to meet the minimum bid price requirement for continued listing under the Nasdaq rules. The Registrant has until October 9, 2001 to regain compliance with the continued listing rules. The Registrant is evaluating a number of options to regain compliance, including but not limited to a reverse stock split.

A press release describing the foregoing items in greater detail is attached to this Report as Exhibit 99.1 and incorporated by reference herein.

The Registrant has also been informed by the Nasdaq that trading in the Registrant's common stock has been suspended as of July 30, 2001. The Nasdaq has requested additional information from the Registrant regarding the Cases and their impact on the Registrant's securities. The Registrant is currently in the process of responding to the Nasdaq's request.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)      None

     (b)      None

     (c)      Exhibits

     99.1     Text of Press Release dated July 30, 2001



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



NOVO NETWORKS, INC.


Date:  August 21, 2001              By:     /s/ Daniel J. Wilson

                                    Daniel J. Wilson
                                    (Principal Financial and Accounting Officer)


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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                DESCRIPTION
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
  99.1         Text of Press Release dated July 30, 2001
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